UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): June 30, 2005

Zonagen, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-15281 (Commission File Number)	76-0233274 (I.R.S. Employer Identification No.)

2408 Timberloch Place, Suite B-1
The Woodlands, Texas 77380
(Address of principal
executive offices
and zip code)
(281) 719-3400
(Registrant’s telephone
number, including area code)

Item 1.01 Entry Into a Material Definitive Agreement.

     On June 30, 2005, the Company and Computershare Trust Company, Inc. (“Computershare”) amended (“Amendment No. 3”) the Rights Agreement dated as of September 1, 1999, as amended by the First Amendment to Rights Agreement by and among the Company, the Company’s previous rights agent and the Rights Agent dated as of September 6, 2002 and by the Second Amendment to Rights Agreement between the Company and the Rights Agent dated as of October 30, 2002 (as amended, the “Rights Agreement”). The following paragraphs summarize the principal amendments to the Rights Agreement as effectuated by Amendment No. 3. Capitalized terms not defined herein have the meanings as set forth in the Rights Agreement.

     First, Amendment No. 3 deletes all provisions excluding Lavipharm Corporation and its affiliates from the provisions of the Rights Agreement that were included in the Second Amendment to Rights Agreement.

     Second, the Company has extended the expiration date of the Rights Agreement for five years from the date in the First Amendment to Rights Agreement to September 13, 2010.

Item 3.01 Material Modification to Rights of Security Holders.

     See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits

     c. Exhibits

Exhibit
Number	Description
4.1
Rights Agreement dated September 1, 1999 between the Company and Computershare Trust Company, Inc. (“Computershare”) (as successor in interest to Harris Trust and Savings Bank (“Harris Trust”)), as Rights Agent (incorporated by reference to Exhibit 4.1 to the Form 8-A).

4.2
First Amendment to Rights Agreement, dated as of September 6, 2002, between the Company, Harris Trust and Computershare (incorporated by reference to Exhibit 4.3 to Amendment No. 1 on Form 8-A/A as filed with the Commission on September 11, 2002).

4.3
Second Amendment to Rights Agreement, dated as of October 30, 2002, between the Company and Computershare (incorporated by reference to Exhibit 4.4 to Amendment No. 2 on Form 8-A/A as filed with the Commission on October 31, 2002).

4.4*	Third Amendment to Rights Agreement, dated as of June 30, 2005, between the Company and Computershare.

*	Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zonagen, Inc.
Date: June 30, 2005.	By:	/s/ Louis Ploth, Jr.
Louis Ploth, Jr. Vice President, Business
Development, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
4.1
Rights Agreement dated September 1, 1999 between the Company and Computershare Trust Company, Inc. (“Computershare”) (as successor in interest to Harris Trust and Savings Bank (“Harris Trust”)), as Rights Agent (incorporated by reference to Exhibit 4.1 to the Form 8-A).

4.2
First Amendment to Rights Agreement, dated as of September 6, 2002, between the Company, Harris Trust and Computershare (incorporated by reference to Exhibit 4.3 to Amendment No. 1 on Form 8-A/A as filed with the Commission on September 11, 2002).

4.3
Second Amendment to Rights Agreement, dated as of October 30, 2002, between the Company and Computershare (incorporated by reference to Exhibit 4.4 to Amendment No. 2 on Form 8-A/A as filed with the Commission on October 31, 2002).

4.4*	Third Amendment to Rights Agreement, dated as of June 30, 2005, between the Company and Computershare.

*	Filed herewith.